                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               October 16, 1996
               Date of Report (Date of earliest event reported)

                            CELL THERAPEUTICS, INC.
            (Exact name of registrant as specified in its charter)

         WASHINGTON                    0-28386                91-1533912
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)

                           201 Elliott Avenue, West
                           Seattle, Washington 98119
         (Address of principal executive offices, including zip code)

                                (206) 282-7100
             (Registrant's telephone number, including area code)

                                Not applicable
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

NOTICE OF UNREGISTERED OFFERING

          On October 16, 1996 Cell Therapeutics, Inc. (the "Company") issued a press release under Securities and Exchange Commission Rule 135c giving notice of a second and final closing of $2,000,000 in an unregistered private offering of its Series A Convertible Preferred Stock, for an aggregate purchase price of $17,000,000. The text of that press release is included with this report as
Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

    Exhibit No.                             Description
    -----------                             -----------
        99.1                  Press release dated October 16, 1996 issued under
                              Securities and Exchange Commission Rule 135c
                              giving notice of the closing of an unregistered
                              offering of Series A Convertible Preferred Stock.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CELL THERAPEUTICS, INC.


Dated: October 21, 1996                By /s/ JAMES A. BIANCO, M.D.
                                          -------------------------------------
                                          James A. Bianco, M.D.
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit No.                      Description                           Page No.
-----------                      -----------                           --------

   99.1 Press release dated October 16, 1996 issued under Securities and Exchange Commission Rule
                     135c giving notice of the closing of an
                     unregistered offering of Series A Convertible
                     Preferred Stock.